UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) December 12, 2024

TEXAS MINERAL RESOURCES CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-53482	87-0294969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 El Paso St.
Sierra Blanca, TX 79851
(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, Including Area Code: (915) 369-2133

Securities registered or to be registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01	Regulation FD Disclosure.

On December 12, 2024, Texas Mineral Resources Corp. (the “Company”) issued a press release announcing its entry into a non-binding letter of intent (“LOI”) with Steeple Rock Holding Company, LLC regarding a potential mining opportunity. A copy of the press release is attached as Exhibit 99.1 to this current report and incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 listed in Item 9.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Texas Mineral Resources Corp. dated December 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS MINERAL RESOURCES CORP.

Date: December 12, 2024	By:	/s/ Wm. Chris Mathers
Name: Wm. Chris Mathers
Title: Chief Financial Officer